UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

NEPHROGENEX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36303	20-1295171
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 400 Jamison, PA	18929
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced, on April 30, 2016, NephroGenex, Inc. (the “Company” or “NephroGenex”) filed a voluntary petition for relief (the “Chapter 11 Filing”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
On February 17, 2017, as previously disclosed, the Company filed with the Bankruptcy Court (1) a proposed plan of reorganization for the resolution of the outstanding claims against and interests in the Company pursuant to section 1121(a) of the Bankruptcy Code, (2) a related proposed disclosure statement and (3) a related proposed liquidating trust agreement. On March 23, 2017, the Bankruptcy Court issued an order approving a modified version of the previously filed disclosure statement (the “Disclosure Statement”). In addition, a modified version of the previously filed proposed plan of reorganization (as amended, modified or supplemented from time to time, the “Plan”), was filed with the Bankruptcy Court as an exhibit to the Disclosure Statement.
As previously disclosed, on April 21, 2017, the Company filed with the Bankruptcy Court a plan supplement (together with all exhibits thereto, the “Plan Supplement”) to the Plan. The Plan Supplement includes draft versions of certain documents related to the Plan and referenced therein, including, among other things, (1) forms of organizational and governing documents of reorganized NephroGenex; (2) a list of the initial directors and officers of reorganized NephroGenex; (3) a schedule of executory contracts to be assumed by reorganized NephroGenex; (4) a non-exclusive list of retained causes of action; and (5) a schedule of retained avoidance actions.
On May 10, 2017, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”).
The following is a summary of certain material terms of the Plan, as confirmed by the Bankruptcy Court. This summary is qualified in its entirety by reference to the Plan and the Confirmation Order. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.
Under the Plan, the Company will be reorganized (the “Reorganized Company”) and all of the Reorganized Company’s new shares of common stock will be issued to Medpace, Inc. (“Medpace”) in full satisfaction, settlement, release and discharge of, and in exchange for, Medpace’s Allowed General Unsecured Claim . The Plan generally provides for the payment in full, in cash, to holders of Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Miscellaneous Secured Claims and Allowed Priority Non-Tax Claims. The Plan also provides that holders of Allowed General Unsecured Claims will receive their pro rata share of the Liquidating Trust Interests.
On the Effective Date and pursuant to the Plan and Confirmation Order, (1) all Interests in the Company will be deemed automatically cancelled, released and extinguished without further action by the Company or the Reorganized Company, (2) members of the board of directors of the Company will be deemed to have resigned, (3) the Company’s remaining cash will be transferred from the Company to the Liquidating Trust, to fund, among other things, the Administrative Claims Reserve, the Professional Fee Reserve and payments for holders of Allowed General Unsecured Claims and (4) the Reorganized Company will be capitalized as necessary by Medpace to enable the Reorganized Company to conduct its business operations.
A copy of the Confirmation Order, to which the Plan is annexed, is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The Plan is not yet effective. In accordance with the Plan, the Plan will become effective upon the satisfaction or waiver of certain conditions precedent. The Company currently anticipates that the Effective Date of the Plan will occur on May 24, 2017.
Cautionary Statements Regarding Forward-Looking Statements
This current report on Form 8-K and Exhibit 99.1, 99.2 and 99.3 (collectively, this “Current Report”) hereto contain certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this Current Report and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the strength and breadth of our intellectual property, expectations regarding financial condition, liquidity, the length of time that we will be able to continue to fund our operating expenses and capital expenditures and our previously announced bankruptcy proceeding.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained herein, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in the presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission during March 2016.  Any forward-looking statements that we make herein speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of the presentation, except as required by law.
You should read carefully our “Cautionary Note Regarding Forward-Looking Statements and Industry Data” and the factors described in the “Risk Factors” sections of our Annual Report on Form 10-K to better understand the risks and uncertainties inherent in our business.
Additional Information Regarding the Chapter 11 Filing
Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/NephroGenex. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.
Limitation on Incorporation by Reference
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Confirmation Order of the United States Bankruptcy Court for the District of Delaware, dated May 10, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPHROGENEX, INC.

Date:	May 18, 2017	/s/ John Hamill
John Hamill Chief Executive and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Confirmation Order of the United States Bankruptcy Court for the District of Delaware, dated May 10, 2017